UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 13, 2014

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

EnLink Midstream, LLC (the “Registrant”) indirectly owns the general partner interest, the incentive distribution rights and a portion of the limited partner interests in EnLink Midstream Partners, LP (the “Partnership”).

Underwriting Agreement

On November 14, 2014, the Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to the issuance and sale in an underwritten public offering by the Partnership of 10,500,000 common units representing limited partner interests of the Partnership (“Common Units”) for a price to the public of $28.37 per Common Unit ($27.52 per Common Unit, net of underwriting discount) (the “Offering”).  The Underwriters were also granted a 30-day option to purchase up to an additional 1,575,000 Common Units from the Partnership. On November 18, 2014, the Underwriters exercised such option in full.

The Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-194465) (the “Registration Statement”), which became effective automatically upon filing with the Securities and Exchange Commission on March 10, 2014.  The closing of the Offering, including the additional 1,575,000 Common Units pursuant to the Underwriters’ option, is expected to occur on November 19, 2014, subject to customary closing conditions.

In the Underwriting Agreement, the Partnership agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On November 13, 2014, the Partnership issued a press release announcing its intention to commence the Offering.  On November 14, 2014, the Partnership issued a press release announcing the pricing of the Common Units to be issued and sold pursuant to the Offering.  Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Underwriting Agreement, dated as of November 14, 2014, by and among EnLink Midstream Partners, LP and Wells Fargo Securities, LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (incorporated by reference to Exhibit 1.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated November 13, 2014 filed with the Commission on November 18, 2014).

99.1	—

Press release, dated November 13, 2014 (incorporated by reference to Exhibit 99.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated November 13, 2014 filed with the Commission on November 18, 2014).

99.2	—

Press release, dated November 14, 2014 (incorporated by reference to Exhibit 99.2 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated November 13, 2014 filed with the Commission on November 18, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

By: EnLink Midstream Manager, LLC,
its Managing Member

Date: November 18, 2014	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Underwriting Agreement, dated as of November 14, 2014, by and among EnLink Midstream Partners, LP and Wells Fargo Securities, LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (incorporated by reference to Exhibit 1.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated November 13, 2014 filed with the Commission on November 18, 2014).

99.1	—

Press release, dated November 13, 2014 (incorporated by reference to Exhibit 99.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated November 13, 2014 filed with the Commission on November 18, 2014).

99.2	—

Press release, dated November 14, 2014 (incorporated by reference to Exhibit 99.2 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated November 13, 2014 filed with the Commission on November 18, 2014).